                              CONFIRMING STATEMENT

        This Statement confirms that PTV Sciences II, L.P., Pinto Technology
Ventures, L.P., Pinto Technology Ventures GP II, L.P., Pinto Technology Ventures
GP, L.P., Pinto TV GP Company LLC and Matthew Crawford (collectively, the
"Filers") have authorized and designated each of Scott Way and Denise Cruz to execute and file on the Filers' behalf all Forms 3, 4, and 5 (including any amendments thereto) that the Filers may be required to file with the U.S.
Securities and Exchange Commission as a result of the Filers' ownership of or transactions in securities of LDR Holding Corporation. The authority of Scott
Way and Denise Cruz under this Statement shall continue until the Filers are no longer required to file Forms 3, 4, and 5 with regard to the Filers' ownership of or transactions in securities of LDR Holding Corporation, unless earlier revoked in writing. The Filers acknowledge that neither Scott Way nor Denise
Cruz is assuming any of the Filers' responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

Date:  October 3, 2013                  PTV Sciences II, L.P.
                                        By: Pinto Technology Ventures GP II, L.P.
                                            its General Partner
                                        By: Pinto TV GP Company LLC
                                            its General Partner

                                        By: /s/ Matthew Crawford
                                            ------------------------------------
                                        Name: Matthew Crawford
                                        Title: Manager

                                        Pinto Technology Ventures GP II, L.P.
                                            its General Partner
                                        By: Pinto TV GP Company LLC
                                            its General Partner

                                        By: /s/ Matthew Crawford
                                            ------------------------------------
                                        Name: Matthew Crawford
                                        Title: Manager

                                        Pinto Technology Ventures, L.P.
                                        By: Pinto Technology Ventures GP, L.P.
                                            its General Partner
                                        By: Pinto TV GP Company LLC
                                            its General Partner

                                        By: /s/ Matthew Crawford
                                            ------------------------------------
                                        Name: Matthew Crawford
                                        Title: Manager

                                        Pinto Technology Ventures GP, L.P.
                                            its General Partner
                                        By: Pinto TV GP Company LLC
                                            its General Partner

                                        By: /s/ Matthew Crawford
                                            ------------------------------------
                                        Name: Matthew Crawford
                                        Title: Manager

                                        Pinto TV GP Company LLC

                                        By: /s/ Matthew Crawford
                                            ------------------------------------
                                        Name: Matthew Crawford
                                        Title: Manager

                                        /s/ Matthew Crawford
                                        ----------------------------------------
                                        Matthew Crawford